EXHIBIT 10.33


                                ADDENDUM IV
                                     TO
                      SPRINT PCS MANAGEMENT AGREEMENT


MANAGER:    TEXAS TELECOMMUNICATIONS, L.P.

SERVICE AREA BTAS:

Flagstaff, AZ # 144                          Abilene, TX # 3
Phoenix, AZ # 347 (Navajo County, AZ)        Amarillo, TX # 13
Prescott, AZ # 362                           Eagle Pass, TX # 121
Grand Junction, CO # 168                     El Paso, TX # 128
Pueblo, CO # 366                             Laredo, TX # 242
Albuquerque, NM # 8                          Lubbock, TX # 264
Carlsbad, NM # 68                            Midland, TX # 296
Farmington, NM-Durango, CO # 139             Odessa, TX # 327
Gallup, NM # 162                             San Angelo, TX # 400
Las Cruces, NM # 244
Roswell, NM # 386
Santa Fe, NM # 407

EXPANSION SERVICE AREA BTAS:

Las Vegas, AZ # 245 (portion of Mohave County)
Colorado Springs, CO # 89 (portion of El Paso County)
Phoenix, AZ # 347 (portion of Maricopa and Pinal County)
Clovis, NM # 87
Sierra Vista-Douglas, AZ # 420
Hobbs, NM # 191
Tucson, AZ # 447 (portion of Pima County)
Big Spring, TX # 40
Yuma, AZ # 486
El Centro-Calexico, CA # 124
San Diego, CA # 402 (portion of San Diego County)


            This Addendum IV (this "ADDENDUM"), dated and effective as of June 23, 2000, contains certain additional and supplemental terms and provisions of that certain Sprint PCS Management Agreement entered into as of December 23, 1999, by the same parties as this Addendum, which Management Agreement was further amended by that certain Addendum I entered into as of December 23, 1999, that certain Addendum II entered into as of February 8, 2000, and that certain Addendum III entered into as of April 25, 2000 (the Management Agreement, as amended by Addendum I, Addendum II and Addendum III, being the "MANAGEMENT AGREEMENT"). The terms and provisions of this Addendum control, supersede and amend any conflicting terms and provisions contained in the Management Agreement. Except for express modifications made in this Addendum, the Management Agreement continues in full force and effect.

            Capitalized terms used and not otherwise defined in this Addendum have the meanings ascribed to them in the Management Agreement. Section and Exhibit references are to Sections and Exhibits of the Management Agreement unless otherwise noted.

            The Management Agreement is modified as follows:

            1. USE OF LOAN PROCEEDS. Sprint PCS has entered into that certain Amended and Restated Consent and Agreement with Nortel Networks Inc. ("NORTEL") as of February 8, 2000 to amend and restate the Consent and Agreement with Nortel, dated June 10, 1999 (which Amended and Restated Consent and Agreement, as amended and modified from time to time, is referred to as the "CONSENT AND AGREEMENT") to enable Manager to continue to obtain loans indirectly from Nortel and its successors and assigns (collectively, the "LENDERS") through Manager's limited partner, Alamosa PCS, Inc. ("ALAMOSA PCS") and/or Alamosa Finance, L.L.C. ("ALAMOSA FINANCE"), a wholly owned subsidiary of Alamosa PCS. Manager agrees that it will not use the proceeds from any loan made by the Lenders to Alamosa PCS or Alamosa Finance to which the Consent and Agreement relates or from any other loan or extension of credit to which the Consent and Agreement relates (whether such loan proceeds are received by Manager pursuant to a loan or a capital contribution from its partners) for any purpose other than (a) to construct and operate the wireless service within the Service Area (as may be amended from time to time) as contemplated under the Management Agreement, or (b) as expressly permitted under Section 2.10 to the Second Amended and Restated Credit Agreement between Export Development Corporation, Alamosa PCS and certain other entities dated as of June 23, 2000 (the "CREDIT AGREEMENT"), (a copy of Section 2.10 of the Credit Agreement is attached to this Addendum as Exhibit A) without giving effect to any subsequent amendment, modification or waiver of any term, condition, definition or other provision of the Credit Agreement or to any course of dealing between Nortel, Export Development Corporation and the Lenders and Alamosa PCS that now exists or may hereafter be established allowing a use of loan proceeds not allowed in Section
      2.10 of the Credit Agreement in the form attached to this Addendum as Exhibit A and in effect as of the date hereof.

            2. FINANCIAL INFORMATION. Manager agrees to give Sprint PCS a copy of all financial information it gives the Administrative Agent or any Lender (as such parties are defined in the Consent and Agreement).


           [The Remainder Of This Page Is Intentionally Left Blank]



      IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be executed by their respective authorized officers as of the date and year first above written.


                                    SPRINT SPECTRUM L.P.


                                    By: /s/ Bernard A. Bianchino
                                        -------------------------------
                                        Bernard A. Bianchino
                                        Senior Vice President and Chief
                                        Business Development Officer -
                                        Sprint PCS


                                    WIRELESSCO, L.P.


                                    By: /s/ Bernard A. Bianchino
                                        --------------------------------
                                        Bernard A. Bianchino
                                        Senior Vice President and Chief
                                        Business Development Officer -
                                        Sprint PCS


                                    SPRINTCOM, INC.


                                    By: /s/ Bernard A. Bianchino
                                        ---------------------------------
                                        Bernard A. Bianchino
                                        Vice President


                                    SPRINT COMMUNICATIONS COMPANY, L.P.


                                    By: /s/ Don A. Jensen
                                        ---------------------------------
                                        Don A. Jensen
                                        Vice President - Law


                                    TEXAS TELECOMMUNICATIONS, L.P.

                                    By Alamosa Delaware GP, LLC, its
                                       General Partner


                                    By: /s/ David Sharbutt
                                        ---------------------------------
                                        David E. Sharbutt
                                        Chairman of the Board of Managers